UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2021

POWER REIT

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-36312

(Commission File Number)

45-3116572

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares	PW	NYSE (American)

7.75% Series A Cumulative Redeemable Perpetual Preferred Stock, Liquidation Preference $25 per Share	PW.A	NYSE (American)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

On February 10, 2021, Power REIT (the “Trust”) issued a press release regarding the closing on the Rights Offering. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Trust, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events – Closing on Rights Offering.

On February 10, 2021, the Trust closed its previously announced rights offering (the “Rights Offering”), which expired on February 5, 2021. At the closing of the rights offering, the Trust sold and issued an aggregate of 1,383,394 shares of the Trust’s common shares (“Common Shares”) at the subscription price of $26.50, pursuant to the exercise of rights issued to the Trust’s shareholders of record on December 28, 2020. The Company raised aggregate gross proceeds of $36,659,941 from the Rights Offering. After giving effect to the Rights Offering, the Trust has 3,299,533.

The rights offering was made pursuant to the Trust’s Registration Statement on Form S-11 (File No. 333-251276) (the “Registration Statement”) that was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective on December 29, 2020. The Rights Offering was made only by means of the prospectus supplement (the “prospectus supplement”) and the accompanying prospectus, which was filed with the SEC and can be accessed through the SEC’s website at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit

99.1	Power REIT Press Release issued on February 10, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER REIT

Date: February 10, 2021	By	/s/ David H. Lesser
David H. Lesser
Chairman of the Board and Chief Executive Officer